UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT


Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 13, 1999

JLG INDUSTRIES, INC.
 (Exact name of registrant as specified in its charter)

Commission file number:  0-8454

PENNSYLVANIA
25-1199382
(State or other jurisdiction of
incorporation or organization)
(I.R.S. Employer
 Identification No.)

1 JLG Drive, McConnellsburg, PA
17233-9533
(Address of principal executive
offices)
(Zip Code)

Registrant's telephone number, including area code:
(7l7) 485-5161

Not Applicable
(Former name of former address, if changed since last report)

Item 5.	Other Events

n May 11, 1999, the Company issued the attached press release with respect to its definitive agreement to purchase all the outstanding stock of Gradall Industries, Inc.

Item 7.	(c)	Exhibits

	(99)	Text of press release dated May 11, 1999

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


JLG INDUSTRIES, INC.
(Registrant)

Date: May 13, 1999
/s/ Charles H. Diller, Jr.
Charles H. Diller, Jr.
Executive Vice President and
Chief Financial Officer